UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

WHITEHAWK THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Headquarters Plaza East Building, 11th Floor Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (551) 321-2234

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WHWK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 26, 2025, Whitehawk Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission to report the consummation of the sale of 100% of the outstanding shares of capital stock of Aadi Subsidiary, Inc. (the “Divestiture”) pursuant to the Stock Purchase Agreement entered into with KAKEN INVESTMENTS INC., a Delaware corporation, KAKEN PHARMACEUTICAL CO., LTD, and Aadi Subsidiary, Inc. on December 19, 2024.

As disclosed in the Initial Report, this Current Report on Form 8-K/A is being filed to amend the Initial Report to include the pro forma financial information required by Item 9.01(b) of Form 8-K. No other changes are being made to the Initial Report.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only and is not necessarily indicative of the pro forma financial position or results of operations that would have been realized had the Divestiture occurred as of the dates indicated, nor is it meant to be indicative of any anticipated financial position or future results of operations that the Company will experience after the Divestiture.

This Current Report on Form 8-K/A should be read in conjunction with the Initial Report, which provides a more complete description of the Divestiture.

Item 9.01. Financial Statements and Exhibits.

(b) The unaudited pro forma condensed consolidated financial information of the Company as of and for the fiscal year ended December 31, 2024 as required by Item 9.01(b) is attached as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHAWK THERAPEUTICS, INC.

March 31, 2025	/s/ Scott Giacobello
Scott Giacobello
Chief Financial Officer